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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K




               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 1, 2001

                               CVEO Corporation
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                (Exact name of registrant specified in Charter)

           Delaware                     1-13430                  04-1419731
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)

       One High Street, North Andover, MA                           01845
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    (Address of principal executive offices)                       Zip Code



Registrant's telephone, including area code:         978.983.3375
                                                     ---------------------------

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        (Former name and former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

1. Pursuant to Bankruptcy Rule 2015, on October 1, 2001 CVEO Corporation (the "Company"), formerly named Converse Inc., filed its monthly operating report covering the period ending August 31, 2001 with the United States Bankruptcy Court for the District of Delaware.

     Attached as Exhibit 99.1 to this Form 8-K is the following financial information included in such monthly operating report:

     .      Consolidated Balance Sheet as of August 31, 2001.
     .      Consolidated Income Statement for the month of August 2001 and year to date.
     .      Schedule of Cash Receipts and Disbursements July 31, 2001 to August
            31, 2001.



ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

     (c)    Exhibits
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     99.1   Financial Information

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in North Reading, Massachusetts on October 11, 2001.

                                   CVEO CORPORATION


                                   By: /s/ James E. Lawlor
                                       ----------------------------------------
                                       James E. Lawlor
                                       Senior Vice President and
                                       Chief Financial Officer

                                       2
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                               INDEX TO EXHIBITS


Exhibit                                                                  Page
-------                                                                  ----
99.1          Financial Information                                        4

                                       3